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                                                                   EXHIBIT 23(a)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of First Alliance Corporation on Form S-8 of our report dated June 30, 1996, appearing in Form S-1 of First Alliance Corporation dated July 25, 1996.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                        /s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
November 27, 1996